FREEPORT-McMoRAN

POWERED BY COPPER

4th Quarter 2018 Earnings Conference Call

January 24, 2019


fcx.com
FCX
LISTED
NYSE
ICMM
International Council on Mining & Metals

Cautionary Statement Regarding Forward-Looking Statements

POWERED BY COPPER

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, impacts resulting from the Tax Cuts and Jobs Act enacted in December 2017, capital expenditures, FCX's expectations regarding its share of future cash flows from PT-FI through 2022, PT-FI's development, financing, construction and completion of a new smelter in Indonesia, PT-FI's compliance with environmental standards under the new framework established by Indonesia's Ministry of Environment and Forestry, exploration efforts and results, development and production activities, rates and costs, liquidity, tax rates and export duties, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after February 15, 2019; risks associated with underground mining; satisfaction of requirements in accordance with the terms of PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; industry risks; regulatory changes; political risks; social risks; labor relations; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs (credits) per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q18 and year ended 2018 press release, which are also available on FCX's website, "fcx.com." Net debt equals gross debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 33.

POWERED BY COPPER

2018 Highlights

- **Global Team Achieved Strong/Safe Operating Results**
- **Successful in Establishing New Partnership with Indonesian Government**
  - **Transaction Protects our Long-term Value at Grasberg**
- **Continued to Strengthen Balance Sheet**
- **Commenced Development of New Lone Star Copper Project in Eastern Arizona**
- **Completed Important Construction Projects to Support Long-term Underground Mining at Grasberg**
- **Added New Reserves to Portfolio to Extend Mine Lives and Enhance Future Growth Options**

($ in bn)


Cash Flows
$3.9
Operating Cash Flow
$2.0 (1)
CAPEX
2018


Net Debt (2)
$20.2
$6.9
YE 2015
YE 2018

Key Stats	4Q18	2018
Copper Sales *(bn lbs)*	0.8	3.8
Gold Sales *(mm ozs)*	0.3	2.4
Molybdenum Sales *(mm lbs)*	24	94
Realized Copper Price *($/lb)*	$2.75	$2.91
Unit Net Cash Costs *($/lb)*	$1.54	$1.07

(1) Includes $1.2 bn for major projects
(2) Net debt equals gross debt less consolidated cash. See Cautionary Statement

Successfully Completed Transaction with the Government of Indonesia

POWERED BY COPPER

- In December 2018, Resolved Long-standing Issues Involving Long-term Mining Rights
- Transaction Protects our Long-term Value at Grasberg
- FCX has Established a Positive Partnership with PT Inalum, Indonesia's State-owned Mining Company

"Win / Win" Outcome for All Parties

- Achieved its Goal of 51% Share Ownership in PT-FI
- Secured PT-FI's Commitment to Build a New Copper Smelter in Indonesia

FREEPORT-McMoRAN

- Gained Rights to Operate Through 2041 with Assured Stabilized Fiscal and Legal Terms *
- Retained Management Over Operations
- Preserved Fundamental Economics and Exposure to a World Class Asset

NEW OWNERSHIP STRUCTURE


Grasberg District
100%
PT FREEPORT INDONESIA
51.24%
48.76%**
inalum
Consortium
FCX
LISTED
NYSE
World's Largest
Publicly Traded
Copper Producer

PT-FI CONSOLIDATED RESERVES | **FCX EQUITY SHARE OF RESERVES**


Before Acq. of JV Interest
36.2
30.2
23.2
20.1
19.1
16.4
Copper (bn lbs)
Gold (mmozs)
YE 2018
YE 2018

** Including international arbitration rights*
*** FCX's economic interest in PT-FI is expected to approximate 81.28% through 2022 and 48.76% thereafter. See Cautionary Statement.*

2019 Priorities to Build Shareholder Value

POWERED BY COPPER

- Ramp-up Production from our Large-Scale Underground Assets at Grasberg
- Continued Focus on Productivity and Cost Management
- Advance Lone Star Development and Long-term Expansion Opportunities
- Define Future Growth Options from our Large Portfolio of Reserves and Resources

Remain Confident in Fundamentals and Long-term Outlook for Copper

See Cautionary Statement.

Compelling Copper Market – Fundamentals Remain Very Positive Despite Macro Headwinds

POWERED BY COPPER

Supply - Limited

- Project pipeline limited - lack of investment with long lead time on new supply
- Significant supply gap of 4.8Mt/a by 2028 without new Greenfield Production
- Exchange stocks steadily declining since March 2018
  - Currently only 5 Days of Consumption

Demand - Growth

- Global Industrial Production expected to grow at 2.3% pa 2018-2040*
- Copper is an essential element in global industrial economy
- Copper consumption supported by growing emerging markets
- Intensity of use increasing
  - Renewables
  - Electric Vehicles

3 to 4x! Copper Intensity

Declines in Base Production

~5.3% Decline Over Next 10 Years

\+

Long-term Demand Increases

~1.5% CAGR

=

Growing Deficit

Incentive Price of $3.30/lb, 20% Above Current Spot

* Based on Wood Mackenzie estimates per global copper long-term outlook dated December 13, 2018

World Class Copper Discoveries Are Extremely Rare

POWERED BY COPPER

Recoverable Copper Reserves Million metric tons



0
10
20
30
40
Escondida - 1981
Collahuasi - 1880
KGHM Polish Copper - 1957
Buenavista - 1926
Grasberg Complex - 1988
El Teniente - 1910
Chuquicamata - 1910
Cerro Verde - 1860s
Andina - 1865
Norilsk - 1935

2018e Copper Production Thousand metric tons



0
200
400
600
800
1000
1200
1400
Escondida - 1981
Grasberg Complex - 1988
Collahuasi - 1880
Cerro Verde - 1860s
Morenci - 1870
Buenavista - 1926
Chuquicamata - 1910
Antamina - 1873
Norilsk - 1935
El Teniente - 1910

Source: Wood Mackenzie
e=estimate

Preliminary Estimated Consolidated Copper Reserves & Mineralized Material as of 12/31/18

POWERED BY COPPER


billion lbs of copper
254
120
YE 2017
87 bn lbs
Mineralized Material (2)
(contained copper)
Reserves
Reserves (1)
(recoverable copper)
Reserves (1) & Mineralized Material (2)

Reserves (1) by Region


North America
42%
Indonesia
30%
South America
28%

Mineralized Material (2) by Region


44%
29%
22%
Other
5%

(1) *Preliminary estimate of recoverable proven and probable consolidated copper reserves using a long-term average copper price of $2.50/lb; 87 bn lbs net to FCX's interest, compared to 71 bn lbs as of 12/31/17.*

(2) *Preliminary estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb.* ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Preliminary Estimated Reserves - Americas
Consolidated Proven & Probable Reserves

POWERED BY COPPER

(bn lbs)

	North America
Reserves @ 12/31/17	**33.5**
Additions/revisions	17.8
Production	(1.4)
Net Change	16.4
Reserves @ 12/31/18	**49.9**



34
50
YE 2017
YE 2018

49% Increase YoY
Principally Bagdad, Morenci, Sierrita and Lone Star

	South America
Reserves @ 12/31/17	**28.1**
Additions/revisions	6.7
Production	(1.3)
Net Change	5.4
Reserves @ 12/31/18	**33.5**



28
34
YE 2017
YE 2018

19% Increase YoY
77% Cerro Verde; 23% El Abra

Reserves at 12/31/18: Prices of $2.50/lb copper, $10/lb molybdenum and $1,000/oz gold
Reserves at 12/31/17: Prices of $2/lb copper, $10/lb molybdenum and $1,000/oz gold

POWERED BY COPPER

Cerro Verde Update

- **Expanded Operations Benefit from Large-scale, Long-lived Reserves and Cost Efficiencies**
- **Concentrator Facilities Continue to Perform Well**



Average Mill Rate
(mt/d)
353,400
360,100
387,600
2016
2017
2018



21

Cerro Verde Fleet recently added two new 4100AC shovels capable of moving 115-ton payloads

Lone Star – Potential for Another Morenci?

POWERED BY COPPER

Leachable Development Provides Exposure to Major Asset

12/31/2018 Reserves[(1)]	Potential[(2)] (Leach & Mill)	Initial Leach Project	Initial Production: YE 2020
5.6 bn lbs of Copper (Leach Only – 27% Increase from 12/31/17)	50 - 70 bn lbs	$850 mm Project ~$290 mm Incurred Favorable Economics	~200 mm lbs/year With Expansion Options

Drilling Results

4Q18 Intercepts

Drill Hole	meters	% Cu
LS18-290 (a)	704	0.38
LS18-294 (b)	1,021	0.45
LS18-309	1,369	0.42

(a) with significant interval of 158 m at 0.56% Cu

(b) with significant interval of 448 m at 0.56% Cu

Tax-Adjusted Equivalent Copper Grade

~0.45% = 0.6%-0.7% Equiv.

(Equivalent based on 0-10% US v. 35% international tax rate)


Year-end 2018

(1) Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.50/lb.

(2) Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.

Grasberg Underground Update

POWERED BY COPPER

Grasberg Block Cave

Ramp up to 130,000 t/d by 2023



First Drawbell Blast
December 15, 2018

- Infrastructure in Place – Successful Testing of Underground Rail and Ore Flow in 2018
- Cave Undercut Blasting Continued in 4Q18
- First Drawbell Blasted Ahead of Schedule in 4Q18
- Rock Type & Proximity to Surface Does Not Require Pre-conditioning
- Large Footprint and 3 Cave Fronts to Support Ramp up

Deep MLZ

Ramp up to 80,000 t/d by 2022



Diamond Drill Rig Supporting
Hydraulic Fracturing Program

- Results from Ongoing Hydraulic Fracturing in 4Q18 to Manage Seismicity and Pre-condition Cave Have Been Effective
- On Track to Commence Ramp up in Mid-2019
- Inventory of 70 Drawbells Constructed and Blasted Supports Near-term Ramp up Schedule

See Cautionary Statement.

PT-FI Underground Ramp-up

Contribution by Deposit

POWERED BY COPPER


Grasberg open pit
DOZ
Big Gossan
DMLZ
Grasberg BC
Ore Milled
(000's t/d)
116
107
163
215
217
27K t/d
30K t/d
60K t/d
64K t/d
80K t/d
104K t/d
80K t/d
130K t/d
2019e
2020e
2021e
2022e
2023e

	2019e	2020e	2021e	2022e	2023e
Cu (bn lbs)	0.62	0.76	1.4	1.7	1.7
Au (mm ozs)	0.8	0.85	1.6	1.8	1.8

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

POWERED BY COPPER

FCX's Diversified Global Footprint

Competitive Strengths

- **Global Leadership Position**
- **Operate All Assets – Operational Synergies, Shared Resources, Portfolio-Based Capital Allocation**
- **Significant Current Production Capacity with Long-Term Expansion Options**
  - **70% of Reserves in the Americas**
- **Experienced Team: Operations, Development, Execution, Innovation**
- **Leading Position in U.S. with Favorable Tax & Regulatory Environment**
- **Exposure to Large Brown Field and Green Field Development Opportunities**

Copper Reserves(1)



North America 42%
South America 28%
Indonesia 30%

120 Bn Lbs

Copper Reserves Plus Mineralized Material(1)



North America 43%
Other 2%
South America 25%
Indonesia 30%

254 Bn Lbs

Unique Portfolio Difficult to Replicate

Copper Equivalent Capacity(2) *(FCX Equity Share)*:	~4.5 bn lbs
Cost to Develop Green Field Capacity	$8 - $10/lb
Implied Replacement Value of Current Capacity	$36-$45 bn

(2) CuEq factors: assume $2.50/lb Cu, $10/lb Mo (CuEq factor: 4 lbs CuEq per lb Mo) and $1,250/oz Au (500 lbs CuEq per oz Au)

(1) Reserves (recoverable) based on assumed prices of $2.50/lb Cu. Mineralized material (contained) based on assumed prices of $3.00/lb Cu. ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

2019e Outlook

POWERED BY COPPER

Sales Outlook	▪ Copper: 3.3 Billion lbs. ▪ Gold: 0.8 Million ozs. ▪ Molybdenum: 94 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery 2019e: $2.03/lb (1Q19e: $2.11/lb) ▪ After By-product Credits 2019e: $1.73/lb(1) (1Q19e: $1.76/lb)
Operating Cash Flows (2)	▪ ~$1.8 Billion (@ $2.75/lb Copper for 2019e, Including ~$0.2 Billion in Working Capital Uses) ▪ Each 10¢/lb Change in Copper for 2019 = $315 Million
Capital Expenditures	▪ $2.4 Billion (consolidated, prior to scheduled contribution to replicate JV economics) (3) • $1.5 Billion for Major Projects, Including $1.3 Billion for Underground Development in Indonesia and Development of Lone Star Leach Project • $0.9 Billion for Other Mining • A Large Portion Relates to Projects that Will Add Significant Production and Cash Flow in Future Periods.

(1) Assumes average prices of $1,300/oz gold and $12/lb molybdenum for 2019e.
(2) Assumes average prices of $1,300/oz gold and $12/lb molybdenum for 2019e; each $100/oz change in gold would have an approximate $80 mm impact and each $2/lb change in molybdenum would have an approximate $130 mm impact for 2019.
(3) PT Inalum projected contributions in 2019 approximates $0.1 bn
e = estimate. See Cautionary Statement.

POWERED BY COPPER

Sales Profile

Copper Sales (billion lbs)


5
4
3
2
1
0
3.8
3.3
3.5
4.2
2018
2019e
2020e
2021e
Transition Years

Note: Consolidated copper sales include 694 mm lbs in 2018, 715 mm lbs in 2019e, 715 mm lbs in 2020e and 875 mm in 2021e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


3
2
1
0
2.4
0.8
0.85
1.6
2018
2019e
2020e
2021e

Note: Consolidated gold sales include 223k ozs in 2018, 147k ozs in 2019e, 160k ozs in 2020e and 290k ozs in 2021e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
94
94
91
92
2018
2019e
2020e
2021e

e = estimate. See Cautionary Statement.

2018 and 2019e Volumes and Costs by Region

POWERED BY COPPER

2018 Sales by Region



1,428
1,253
1,130
2.4
Cu
mm lbs
Au
mm ozs
N. America
S. America
Indonesia

2019e Sales by Region



1,400
1,270
615
0.8
Cu
mm lbs
Au
mm ozs
N. America
S. America
Indonesia

2018 Unit Net Cash Cost (Credit) by Region



$1.79
$1.75
($0.58)
Credit
$1.07
N. America
S. America
Indonesia
Consolidated

2019e Unit Net Cash Cost by Region



$1.86
$1.66
$1.55
$1.73

Copper Sales Roll Forward (bn lbs)

2018	3.8
North America	(0.0)
South America	0.0
Indonesia	(0.5)
2019e	3.3

Consolidated Unit Net Cash Cost Roll Forward ($/lb)

2018	$ 1.07
North America	0.03 [1]
South America	(0.03)
Indonesia	0.66 [2]
2019e	$ 1.73

Pro Forma with Indonesia @ 30¢/lb[3] After Ramp Up in 2021

~ $1.30

NOTE: 2019 assumes average prices of $1,300/oz gold and $12/lb molybdenum for by-product credits. e = estimate. See Cautionary Statement

(1) Includes impacts of lower volumes, higher freight and TC/RCs and lower by-product credits

(2) Variance is substantially all volume driven

(3) Based on $1,300 gold price, each $50/oz change in gold prices would impact PT-FI's net unit cash costs by 6¢/lb and Consolidated by 2¢/lb in 2021

EBITDA and Cash Flow at Various Copper Prices

POWERED BY COPPER

(US$ billions)

Average EBITDA ($1,300/oz Gold, $12/lb Molybdenum)



$10
$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Average Operating Cash Flow Excludes Working Capital Changes ($1,300/oz Gold, $12/lb Molybdenum)



$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: For 2019e - 2020e and 2021e – 2022e average price sensitivities, see slide 31.
EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Consolidated Capital Expenditures

POWERED BY COPPER


(US$ billions)
Net of Scheduled Contributions
$2.0
$1.2(1)
Major Mining Projects
$0.8
Other Mining
$2.4
$2.3(2)
$1.5(1)
$0.9
$2.5
$2.4(2)
$1.5(1)
$1.0
2018
2019e
2020e

(1) Major mining projects include CAPEX associated with Grasberg underground development ($0.9 bn per year in 2019e and 2020e) and Lone Star ($0.4 bn in 2019e and $0.2 bn in 2020e).
(2) Net of scheduled contributions from PT Inalum which will be recorded separately on the cash flow statement.
NOTE: Amounts include capitalized interest; excludes capital spending for the new Indonesia smelter project which is currently in the early stages of planning and is expected to be constructed by year-end 2023. FCX intends to pursue financing and other partner arrangements for this approximate $3 bn project. The economics of the smelter will be shared by PT-FI's shareholders according to their equty ownership.
e= estimate. See Cautionary Statement.

Financial Policy

- **Disciplined Approach to Investing in Attractive Growth Projects**
- **Quarterly Cash Dividend Policy on Common Stock: 5¢/Share**
- **Positive Market to Enable Enhanced Returns to Shareholders**
- **Board Reviews Financial Policy on Ongoing Basis**

Significant Deleveraging Since 2015 ($ in bn)


$20.2
$11.9
$8.7
$6.9
Net Debt
YE 2015
YE 2016
YE 2017
YE 2018
Net Debt/
Adjusted
EBITDA
4.6x
2.4x
1.5x
1.0x

** Net debt equals gross debt less consolidated cash. See Cautionary Statement.*

Balanced Approach


Balance Sheet
Cash Returns to Shareholders
Disciplined Investments

FCX: Primed for Success

POWERED BY COPPER

- Premier Portfolio of Copper Assets
- Copper Arguably Most Attractive Fundamental Market Outlook
- Strong Margins and Cash Flows
- Long-lived Reserves
- Attractive Long-term Development Pipeline Within Existing Portfolio
- Geographically Diversified – ~70% from Americas
- Experienced, Disciplined and Shareholder Focused Management Team
- Balance Sheet & Indonesia Overhang Addressed
- Attractive Valuation

See Cautionary Statement.

POWERED
BY COPPER

Reference Slides


FREEPORT-McMoRAN

POWERED BY COPPER

Financial Highlights

Sales Data	2018	2017
Copper		
Consolidated Volumes *(mm lbs)*	3,811	3,700
Average Realization *(per lb)*	$2.91	$2.93
Site Production & Delivery Costs *(per lb)*	$1.76	$1.60
Unit Net Cash Costs *(per lb)*	$1.07	$1.19
Gold		
Consolidated Volumes *(000's ozs)*	2,389	1,562
Average Realization *(per oz)*	$1,254	$1,268
Molybdenum		
Consolidated Volumes *(mm lbs)*	94	95
Average Realization *(per lb)*	$12.50	$9.33

Financial Results (in billions, except per share amounts)	2018	2017
Revenues	$18.6	$16.4
Net Income Attributable to Common Stock	$2.3 (1)	$1.8
Diluted Net Income Per Share	$1.55 (1)	$1.25
Operating Cash Flows (2)	$3.9	$4.7
Capital Expenditures	$2.0	$1.4
Total Debt	$11.1	$13.2
Consolidated Cash	$4.2	$4.5

(1) 2018 includes net gains of $48 mm (3¢/share) primarily including $208 mm of net gains on sales of assets and $229 mm of net tax credits mostly resulting from the reduction in PT-FI's statutory tax rates in accordance with the IUPK and U.S. tax reform, partly offset by net charges of $195 mm associated with disputed royalties at Cerro Verde, $88 mm of net charges at PT-FI, $57 mm for net adjustments to environmental obligations and $22 mm for Cerro Verde's new labor agreement. Refer to the supplemental schedule, "Adjusted Net Income," on page VII of FCX's 4Q18 press release, which is available on FCX's website for more information.

(2) Includes net working capital (uses) sources and timing of other tax payments of $(554) mm for 2018 and $573 mm for 2017.

POWERED BY COPPER

4Q18 Mining Operating Summary

4Q18 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$2.01	$1.77	$2.44	$1.98
By-Product Credits	(0.34)	(0.26)	(2.70)	(0.69)
Treatment Charges	0.12	0.19	0.29	0.18
Royalties & Export Duties	-	0.01	0.42	0.07
Unit Net Cash Costs	**$1.79**	**$1.71**	**$0.45**	**$1.54**

Sales From Mines for 4Q18 & 4Q17 by Region



North America
333
354
24 (1)
24 (1)
Cu
mm lbs
Mo
mm lbs
4Q18
4Q17
4Q18
4Q17
South America (2)
325
312
4Q18
4Q17
Indonesia (3)
127
351
261
584
Au
000 ozs
4Q18
4Q17
4Q18
4Q17

(1) Includes 8 mm lbs in 4Q18 and 6 mm lbs in 4Q17 from South America.
(2) Silver sales totaled 1.3 mm ozs in 4Q18 and 1.0 mm ozs in 4Q17.
(3) Silver sales totaled 284 k ozs in 4Q18 and 1.0 mm ozs in 4Q17.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q18 press release, which is available on FCX's website.

2018 and 2019e Unit Production Costs (Credits) by Region

POWERED BY COPPER

2018 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (Credits)				
Site Production & Delivery	$1.94	$1.79	$1.48	$1.76
By-product Credits	(0.26)	(0.24)	(2.69)	(0.97)
Treatment Charges	0.11	0.19	0.26	0.18
Royalties & Export Duties	-	0.01	0.37	0.10
Unit Net Cash Costs (Credits)	**$1.79**	**$1.75**	**($0.58)**	**$1.07**

2019e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$2.00	$1.72	$2.77	$2.03
By-product Credits	(0.25)	(0.25)	(1.69)	(0.51)
Treatment Charges	0.11	0.18	0.26	0.17
Royalties & Export Duties	-	0.01	0.21	0.04
Unit Net Cash Costs	**$1.86**	**$1.66**	**$1.55**	**$1.73**

(1) Estimates assume average prices of $2.75/lb for copper, $1,300/oz for gold and $12/lb for molybdenum for 2019e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.

POWERED BY COPPER

2018 and 2019e Sales by Region

2018 Sales by Region



1,428
Cu
mm lbs
94 (1)
Mo
mm lbs
North America
1,253
South America
1,130
2.4 (2)
Au
mm ozs
Indonesia

2019e Sales by Region



1,400
Cu
mm lbs
94 (1)
Mo
mm lbs
North America
1,270
South America
615
0.8 (2)
Au
mm ozs
Indonesia

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

POWERED BY COPPER

2019e Quarterly Sales

Copper Sales (million lbs)


900
600
300
0
825
850
810
800
1Q19e
2Q19e
3Q19e
4Q19e

Note: Consolidated copper sales include approximately 178 mm lbs in 1Q19e, 182mm lbs in 2Q19e, 178mm lbs in 3Q19e and 177mm lbs in 4Q19e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


300
200
100
0
255
275
125
130
1Q19e
2Q19e
3Q19e
4Q19e

Note: Consolidated gold sales include approximately 48k ozs in 1Q19e, 51k ozs in 2Q19e, 24k ozs in 3Q19e and 24k ozs in 4Q19e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
24
24
23
23
1Q19e
2Q19e
3Q19e
4Q19e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan
Metal Sales, 2019e-2023e

POWERED BY COPPER

2019e – 2023e	Total: 6.2 billion lbs copper Annual Average: 1.24 billion lbs

2019e – 2023e	Total: 6.9 million ozs gold Annual Average: 1.37 million ozs



Copper, billion lbs
Gold, million ozs
0.62
0.8
0.76
0.85
1.4
1.6
1.7
1.8
1.7
1.8
2019e
2020e
2021e
2022e
2023e
Transition Years

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
FCX's economic interest in PT-FI is expected to approximate 81.28% through 2022 and 48.76% thereafter.
e = estimate. Amounts are projections; see Cautionary Statement.

POWERED BY COPPER

Grasberg Mining District



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
Big Gossan
DOZ
DMLZ
Kucing Liar Spur
Big Gossan Spur
MLA
Grasberg BC Spur
DMLZ Spur
N

PT-FI History of Block Caving



GBT
IOZ
DOZ
DMLZ

1980's	**GBT block cave mine** *Depleted*
1990's	**IOZ block cave mine** *Depleted*
2000's	**DOZ block cave mine** *Operating*
Future	• **DMLZ** *Start-up* • **Grasberg BC** *In development* • **Kucing Liar** *Future development*

Grasberg Block Cave – Key Milestones

POWERED BY COPPER

Reserves
YE 2018

- 963mm t @ 0.96% Cu & 0.72 g/t Au

Completed to Date

- ✓ +248 km of Development
- ✓ Mine Access
- ✓ Service Shaft
- ✓ Initial Fans & Vent Infrastructure
- ✓ Initial Rail Haulage System
- ✓ Over 5 km of Rail
- ✓ Crusher #1 & Conveyors to Surface Stockpiles
- ✓ Underground Batch Plant
- ✓ Train, Rail & Unloading Station Commissioning
- ✓ First Tonne of Ore to Mill via Rail & Conveyor (3Q18)
- ✓ First Undercut Blasting Initiated in 3Q18
- ✓ 233 Drawpoints Constructed by YE 2018
- ✓ First Cave Production in 4Q18 when First Drawbell Blasted

Near-Term Objectives

- 26 km of Development Planned in 2019
- Complete Key Fixed Facilities
- Cave Production Continues in 2019
- Initiate Undercutting on 2 More Production Blocks in 1H19

GBC Service Shaft
355 meters


Hoisting Level
Batch Level
Extraction Level
Haulage Level
AB Terminal Level
Shaft Bottom



GBC Rail Haulage Surface Control Room



GBC Ore Train Being Loaded by a Chute

Sensitivities

POWERED BY COPPER

(US$ millions)

2019e - 2020e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$350	$275
Molybdenum: +/- $1.00/lb	$80	$70
Gold: +/- $50/ounce	$40	$20
Currencies: (1) +/- 10%	$165	$115
2021e - 2022e Change		
Copper: +/- $0.10/lb	$425	$335
Molybdenum: +/- $1.00/lb	$85	$80
Gold: +/- $50/ounce	$80	$40
Currencies: (1) +/- 10%	$165	$115

(1) U.S. Dollar Exchange Rates: 676 Chilean peso, 14,500 Indonesian rupiah, $0.72 Australian dollar, $1.14 Euro, 3.36 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement

POWERED BY COPPER

FCX Debt Maturities as of 12/31/18

(US$ billions)


$8
$6
$4
$2
$0
$0.0
$1.0
$1.1
$2.4
$2.7
$0.8
$3.1
3.1% Sr. Notes
CV Non-recourse
4% Sr. Notes
CV Non-recourse
3.55% Sr. Notes
3.875% & 6.875% Sr. Notes
4.55% Sr. Notes
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2019
2020
2021
2022
2023
2024
Thereafter

Total Debt & Cash at 12/31/18

	Actual
FCX Revolver	$ -
Senior Notes	9.9
Cerro Verde Credit Facility	1.0
Other Debt	0.2
Total Debt	$11.1
Consolidated Cash	$ 4.2

POWERED BY COPPER

Adjusted EBITDA Reconciliation

(in millions)

	4Q18	2018
Net Income Attributable to Common Stock – Continuing Operations	$ 136	$2,272
Interest expense, net (1)	509	945
Income tax (benefit) provision	(169)	1,374
Depreciation, depletion and amortization	403	1,754
Net gain on sales of assets	(82)	(208)
Accretion	27	110
Loss (gain) on early extinguishment of debt	1	(7)
Other net charges (2)	221	332
Other income, net	(13)	(76)
Net (loss) income attributable to noncontrolling interests	(145)	254
Equity in affiliated companies' net earnings	(3)	(8)
FCX Adjusted EBITDA – Continuing Operations (3)	**$885**	**$6,742**

(1) Includes interest associated with disputed Cerro Verde royalties and related matters ($363 mm in 4Q18 and $370 mm for the year 2018).

(2) Other net charges primarily include PT-FI charges ($192 mm in 4Q18 and $180 mm for the year 2018). The year 2018 also includes charges of $69 mm for Cerro Verde's new three-year Collective Labor Agreement, and $57 mm for net adjustments to environmental obligations and litigation reserves. For further discussion of net charges, refer to "Adjusted Net Income" on page VII in the supplemental schedules of FCX's 4Q18 press release, which are available on FCX's website.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

4Q18 Copper Realization & 1Q19 Guidance

POWERED BY COPPER

4Q18 LME Average Copper Price	$2.80/lb
3-Mo. Fwd Price for Copper at the End of December	$2.71/lb
FCX 4Q18 Consolidated Copper Price Realization	$2.75/lb* (Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period)
FCX 4Q18 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(32) mm Net Income: $(15) mm Earnings/Share: $(0.01)
1Q19 Open Pound Guidance	▪ 4Q18 Open Lbs Priced at $2.71/lb on 12/31/18 ▪ Each $0.05 Change in Avg Copper Price in 1Q19 = $10 mm Impact to 2019 Net Income ▪ LME Copper Settled at $2.69/lb on 1/23/19

** Note that when the average quarter-end forward curve price is below the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be below the quarterly average (and vice versa if quarter end forward curve price is above the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average. See Cautionary Statement.*